March 2018 A Compelling Strategic Transaction with Unimin Exhibit 99.1

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION This communication contains statements which, to the extent they are not statements of historical or present fact, constitute “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those expressed or implied in the forward-looking statements. Important factors that could cause actual results to differ materially from those anticipated or implied in forward looking statements are described in Fairmount Santrol’s Form 10-K under the heading “Cautionary Statement Regarding Forward-Looking Information”, as well as the information included in Fairmount Santrol’s Current Reports on Form 8-K and other factors that are set forth in management’s discussion and analysis of Fairmount Santrol’s most recently filed reports with the SEC. Other factors will be set forth in a registration statement which Unimin intends to file with the SEC. Additional important factors that could cause actual results to differ materially from those indicated by forward-looking statements include risks and uncertainties relating to: the merger not being timely completed, if completed at all; if the merger is completed, the impact of any undertakings required by the parties in order to obtain regulatory approvals; prior to the completion of the merger, Fairmount Santrol’s and/or Unimin’s respective businesses experiencing disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, business partners or governmental entities; the industry may be subject to future regulatory or legislative actions that could adversely affect Fairmount Santrol’s and/or Unimin’s respective businesses; and the parties being unable to successfully implement integration strategies. While Fairmount Santrol and/or Unimin may elect to update forward-looking statements at some point in the future, Fairmount Santrol and Unimin specifically disclaim any obligation to do so, even if estimates change and, therefore, you should not rely on these forward-looking statements as representing our views as of any date subsequent to today. Additional Information In connection with the proposed transaction, a registration statement on Form S-4 will be filed publically with the SEC. Fairmount Santrol STOCKHOLDERS ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The final proxy statement/prospectus will be mailed to stockholders of Fairmount Santrol. Investors and security holders will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov, or from Fairmount Santrol at its website, www.Fairmount Santrol.com. Participants in Solicitation Fairmount Santrol, Unimin and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information concerning Fairmount Santrol’s participants is set forth in the proxy statement, dated April 6, 2017, for Fairmount Santrol’s 2017 Annual Meeting of stockholders as filed with the SEC on Schedule 14A. Additional information regarding the interests of the participants in the solicitation of proxies in respect of the proposed merger will be included in the registration statement and proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. Disclaimer and Forward Looking Statements

Note on GAAP and IFRS Reporting Standards Fairmount Santrol prepares its financial statements in accordance with U.S. generally accepted accounting principles, or GAAP, while Unimin currently prepares its financial statements in accordance with International Financial Reporting Standards, or IFRS, as issued by the International Accounting Standards Board. As a result, the financial information of Fairmount Santrol and Unimin may not be directly comparable. In addition, the combined company information has been prepared based on a simple arithmetic sum of the results of Fairmount Santrol and Unimin, and was not prepared in accordance with Regulation S-X of the SEC’s rules for pro forma financial information, and you should therefore not place undue reliance on this information. Information regarding Unimin’s results will be presented in the registration statement or Form S-4 in accordance with US GAAP and therefore may differ from the equivalent information presented herein. Financial Forecasts The information contained herein includes certain non-public financial forecasts, statements, estimates and projections (collectively, the “financial forecasts”) with respect to, among other matters, anticipated future performance of Fairmount Santrol and Unimin and anticipated industry trends. These financial forecasts are inherently based on various estimates and assumptions that are subject to the judgment of those preparing them. These financial forecasts are also subject to significant economic, competitive, industry and other uncertainties and contingencies, all of which are difficult or impossible to predict and many of which are beyond the control of Fairmount Santrol and Unimin. There can be no assurance that these financial forecasts will be realized or that actual results will not be significantly higher or lower than forecasted. The financial forecasts cover multiple years and become subject to greater uncertainty with each successive year. In addition, the financial forecasts also reflect assumptions that are subject to change and do not reflect revised prospects for Fairmount Santrol’s and Unimin’s businesses, changes in general business or economic conditions or any other transaction or event that has occurred or that may occur and that was not anticipated at the time the financial forecasts were prepared. The financial forecasts were not prepared with a view toward public disclosure or toward complying with U.S. GAAP, the published guidelines of the SEC regarding projections and the use of non-GAAP measures or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. As a result, the inclusion of the financial forecasts in this document should not be relied on as necessarily predictive of actual future events or results. None of Unimin, Fairmount Santrol or their respective affiliates, advisors, officers, directors or other representatives can provide any assurance that actual results will not differ from the financial forecasts presented herein. None of Unimin, Fairmount Santrol or their respective affiliates, advisors, officers, directors or representatives has made or makes any representation regarding the combined company’s ultimate performance compared to the information contained in the financial forecasts or that forecast results will be achieved. Disclaimer and Forward Looking Statements

Overview of FMSA & Unimin

Core Differentiators for Long-Term Value Creation Commitment to People, Planet & Prosperity Broad Product Portfolio Technology & Innovation Operational Scale & Efficiencies Value-Enhancing Logistics Fairmount Santrol Long-Term Value Creators

Core Differentiators for Long-Term Value Creation Commitment to People, Planet & Prosperity Broad Product Portfolio Technology & Innovation Operational Scale & Efficiencies Value-Enhancing Logistics Unimin Complements All Key Value Drivers ü Unimin enhances value in all areas ü ü ü ü Unimin also provides diversity in both markets served and minerals + ü

FMSA Financial Update and Outlook

Fourth-quarter 2017 results

- Sequential proppant volumes -2%, driven by seasonal impacts on production and demand and process engineering changes
- I&R volumes -1% year-over-year but had strong profitability growth helped by shift to higher-margin products

First-quarter 2018 Outlook

- 5% decrease in sequential proppant volumes driven by weather and continued process engineering changes primarily impacting volumes at the beginning of quarter. Rail issues also impacting volumes by ~50k tons
- Raw sand proppant pricing up $3-$4 per ton on like-for-like basis. Total proppant cost per ton to be up by similar amount, driven mainly by seasonal factors
- I&R year-over-year volumes to be fairly flat, but with continued improvement in profitability

Full-Year 2018 Outlook

- Total capex estimated to be $105-$110 million, of which $55 million is related to Kermit
- Interest expense of approximately $15 million per quarter
- Effective tax rate estimated between 3-5%

FairmountSantrol
A Compelling Strategic Transaction with Unimin
7

Unimin – An Industry Leader

Key Highlights

- **40 Plants** [1]
- **28Mt Current Capacity**
- **38 Operating Terminals**
- **Leader in Safety**
- **~9,500 Railcars**
- **>450Mt Reserves**
- **Access to Five Class 1 Railroads**
- **~2,300 Employees**
- **10 Minerals Sold**
- **Diverse End Uses** [3]

Two Complementary Segments [2]

With Greater Diversity Across Entire Business



Energy
46%
Industrial
54%
Canada
RoW
United States
Mexico
Feldspar
Others
Clays
Lime
Silica
Nepheline Syenite
Diverse Geographies
Variety of Minerals

1. Includes one mining facility under construction and one inactive processing facility
2. LTM 9/30/2017; volume split by segment for top pie chart, revenue split for Industrial segment for two bottom pie charts
3. Unimin's Industrial products are sold into a variety of industries including: Glass, Ceramics, Metals and Castings, Construction, Coatings, Polymers, and Other various industries

8

FairmountSantrol

A Compelling Strategic Transaction with Unimin

Unimin’s Multi-Mineral Portfolio Serves a Wide Variety of Industries ceramics polymers glass coatings oil & gas metals construction Silica ✓ ✓ ✓ ✓ ✓ ✓ ✓ Feldspar Olivine Clay & Kaolin Lime Nepheline Syenite ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ Diversity across minerals and markets = Resilient performance & multiple avenues of growth ✓ ✓

Compelling Strategic Combination

Product Breadth to Win Across Segments Broad Product Portfolio Wide Range of Customer Segments Glass Construction & Building Products Ceramics Coatings & Polymers Metals & Castings Filtration Oil & Gas High-Purity Sands High-quality silica sand for O&G and Industrial markets Custom Blending Custom blends of sand, aggregates, minerals, colorants and other materials DustShield Chemical solution lowering respirable crystalline silica Propel SSP® Increases production and operational efficiencies for O&G markets Resin Products Resin systems and coated products for O&G and Industrial markets Silica-free material used to improve durability and lower melting point Nepheline Syenite Sports & Recreation

Complementary Footprint Across North America Plants Plants Terminals Terminals Excludes coating operations in Denmark & China Includes O&G and Industrial Note: Locations represented as accurately as possible, indicative only >50 sand & coating plants across North America (1) Access to all major railways serving oil & gas basins 94 distribution terminals (2) Well-positioned Industrial business in growing Southeastern US and Mexican markets Mexico Canada Unimin FMSA

Combined distribution network has access to major railroads Combined terminal network increases throughput capacity and network flexibility Increased unit train terminals allow for more effective and efficient shipments Diversified, Strong Logistics to Meet Demands Across North America Annual O&G Terminal Throughput Capacity (Mt) (1) Large-Scale Terminal Network Proppant Rail and Trucking Capacity Access to Major Rail Lines Regional (Trucking) Regional (Trucking) Regional (Trucking) Unimin figures include owned and exclusively controlled terminals as well as expansions currently underway, but exclude 3rd party terminals utilized Combined Company Unimin FMSA

Scale with Diversity and Balance Pro Forma Volume; mm tons Combined Company Pro Forma Gross Profit (1) $M Sales Volumes Profitability Fairmount financials prepared under US-GAAP; Unimin financials prepared under IFRS Industrial Materials Proppant Solutions $573M 79% 21% 54% 46% 58% 42% LTM (9/30/2017)

Meaningful EBITDA Throughout Cycles Adjusted EBITDA (1) Fairmount Adj. EBITDA as disclosed in SEC filings, Unimin financials prepared under IFRS with Adjusted EBITDA developed consistent with Fairmount methodology for comparability purposes $M Industrial segment provides solid EBITDA base with significant upside from energy Within 2018, anticipate net debt/EBITDA ratio below 2.0x, excluding synergies

Market Update

Industrial profitability aided by macro tailwinds and: Pricing increases Mix shift to higher-margin products 2018 Construction Spending Forecast +4.0%4 Consumer Confidence at 130.8² Highest level since 2000 and above 2017 avg. of 120.5 Foundry spending growth +4.7% vs. 2017³ Industrial Production¹ +3.2% YoY growth vs. 2.0% in 2017 2018 Tailwinds in Industrial Markets Source as of March 2018: 1 – Bloomberg 2 – Conference Board 3 – American Foundry Society 4 – American Institute of Architects

Expected Increase in Proppant Demand for 2018

Increasing Number of Well Completions (1)


U.S. HORIZONTAL LAND RIG COUNT
850
800
750
700
650
600
550
500
Jan-17
Mar-17
May-17
Jul-17
Sep-17
Nov-17
Jan-18
Mar-18

- Higher average rig count vs. 2017
- Increasing proportion of horizontal vs. vertical wells
- Higher proportion of wells drilled actually completed
- Ratio of completed wells vs, drilled wells expected to be over 1.00 vs. 0.86 in 2017

Higher Proppant Intensity Per Well (2)


AVERAGE PROPPANT TONS PER U.S. HORIZONTAL WELL
3,600 - 4,000
4,600 - 5,000
5,600 - 6,000
6,500 - 7,000
2015
2016
2017 Est.
2018 Est.

- Modestly longer laterals
- More stages per well
- Higher proppant loading per lateral foot

2018 Proppant demand forecasted to reach 100 million tons (vs. ~ 75 million tons in 2017)

1. Baker Hughes US horizontal land rig count
2. FMSA estimates based on public E&P presentations and internal estimates + PacWest Consulting Partners

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FairmountSantrol
A Compelling Strategic Transaction with Unimin

Proppant – Growing Demand Across All Basins Expected 2018 demand to be supplied by both Northern White and Local/Regional sands Millions of tons 100M Tons in 2018 Coarse 40/70 100 Mesh 40/70 ~75M tons of demand supplied outside of the Permian In the Permian, most of 40/70 and all coarser grades will be supplied from outside of the Permian Oversupply of Permian-produced 100 mesh expected * Supply source indicates the region from where supply is being produced to meet demand and not indicative of nameplate capacity Source: Management estimates 2017 Demand 2018E Demand 2018E Supply Sourcing* 100 Mesh Key assumptions : 50M tons Permian demand 35M tons average Permian capacity in 2018 (~45M tons by end of 2018) 2018 Permian production = 80% 100 mesh, 20% 40/70 100% adoption of local Permian sands (conservative assumption)

Permian Assets Strategically Placed to Meet Local Needs



Hobbs
Lamesa
Snyder
Carlsbad
Big Spring
~50-75 Miles (1)
Midland
Odessa
San Angelo
Pecos River
Unimin Plant
Unimin Terminals
Fairmount Santrol Plant
Fairmount Santrol Terminals
Drilling Activity
UP
BNSF
TXPF (shortline to BN)

- **6M ton combined capacity**
- **2 plants in complementary locations**
- **Online in Q2-18**
- **Strategically located terminal network**

Combined FMSA / Unimin Permian Production by grade



38% 40/70
62% 100 Mesh

Note: Locations represented as accurately as possible, indicative only

1. 35 miles linear distance; c. 50-75 miles by road depending on route

FairmountSantrol
A Compelling Strategic Transaction with Unimin
20

Well Suited to Meet Demand Across All Basins Favorable Grade Mix ~75M tons Demand Sourced Outside of Permian Unimin/FMSA Market Source: Management estimates Logistics network allows cost-competitive distribution into all basins Logistics Capabilities Production Mix Outside of Permian

Value Creation for Fairmount Santrol Shareholders

FMSA / Unimin Merger: Shareholder Value Creation Value Creation for FMSA Shareholders At Closing: FMSA Shareholders: 35% of Combined Company Shares $170M Cash Consideration Sibelco: 65% of Combined Company Shares

35% Ownership Implies a Premium Even at Equal Multiples Implied Value Contribution to Combined Company (1) (2) Relative cumulative EBITDA contribution (like-for-like basis). Adjusted for net debt (Fairmount: $632M; Unimin: $831M) by applying the implied Fairmount Santrol EBITDA multiple to Unimin EBITDA (for each period) Unimin figures prepared under IFRS with adjustments to make more comparable to Fairmount Santrol EBITDA 35% Ownership for FMSA Capital structure adjusted for relative debt contribution Equally values every dollar of EBITDA – excludes any premium for predictable industrial business Unimin Fairmount

Industrial peers trade at ~10.0x multiples with lower volatility compared to proppant companies 45% of the Combined Company’s LTM 9/30/17 gross profit from industrial business Value of Stability Reflected in Industrial Trading Multiples Industrial Peer Multiples (1,2) TEV multiple of 2018E EBITDA median consensus from FactSet as of 3/19/2018 Group based on peers per Fairmount Santrol proxy statement filed 4/6/2017 (Tronox Ltd. excluded) Peer Average 9.9x

>$1Bn(1) Value Creation from Quantified Synergies Based on net present value Synergy split based on 2020 annual estimates by category Synergy estimates developed through third-party market model incorporating significant in-basin capacity build Immediate and Substantial Synergies Expected at Low Implementation Costs (2) Origin-Destination Pair Optimization CapEx Benefits Account Consolidation Procurement G&A ~ $150M targeted annual synergies 50% of synergies expected in year 1 w/ full run-rate achieved in year 2 Strong potential for incremental synergies not included in $150M Cross-selling (industrial + energy) Further product development $150M Total

Roadmap to Completion Shareholder Process Shareholder Approval Expected early Q2 18 Expected 20 business days after proxy mailing Regulatory Process Regulatory Approval US FTC granted early termination / Mexico ongoing Integration Planning Day 1 Readiness On Track for Mid-2018 Closing Authorities respond with comments / requests Companies each respond to comments/ requests Comments cleared File anti-trust information with relevant authorities Integration organization established Functional teams work concurrently Management teams selected & announced 3 rd Party Advisors engaged Publicly file S-4 S-4 declared effective by SEC Share-holder Vote Prepare 3 yrs. audited financials Proxy mailed and share-holder meeting declared

Additional Supplemental Information

Unimin's Energy Business

Key Highlights

A Leading Supplier of Proppants to the O&G Segments

- Comprehensive portfolio of API-quality quartz proppants, resin-coated sands, cementing additives, gravel packing media, and drilling mud additives
- Available worldwide, these engineered products optimize drilling operations and completions to ensure well integrity and maximize fracture conductivity
- Applications include drilling, cementing, stimulation (hydraulic fracturing), production

Selected Flagship Plants & Terminals

Plants		Terminals	
Tunnel City, WI		Benwood, WV	
Roff, OK		Odessa, TX (Permian)	

Raw Sand

- High quality reserves produce monocrystalline silica grains that are spherical, stronger and have superior particle size distribution (within API specifications)
- Lower fines and turbidity
- Readily available thanks to our scale and delivery infrastructure



Northern White



Texas Brown

UNIFRAC®

Brand

Coated Sand

- Superior resin-coated UNIFRAC® products
- Engineered hybrid product encompassing precured strength performance and reliable flowback control
- Superior crush strength up to 20,000 psi
- Only coated on premium UNIFRAC® substrates



Northern White

PROPSTAR

Texas Brown

Drilling Products

Well Cementing Additives

SilverBond®

Brand



Gravel Packing Sand

ACCUPACK®

Brand



FairmountSantrol
A Compelling Strategic Transaction with Unimin
29

Large, Resilient and Growing Business Generating Strong Cash Flows Unimin’s Industrial Business Key Highlights Diverse Customer Segments Served Highly resilient and growing business generating strong cash flows with annual gross profit in excess of $180M (1) Large, stable blue-chip customer base Best-in-class and geographically diverse asset base Strategically located plants in the US High-quality plants in Mexico serving growing markets Canadian nepheline syenite plant being modernized and expanded to serve growing markets Own and operate private railroad in West Virginia & New Jersey (“Winchester & Western”), further enhancing Unimin’s industrial supply chain logistics Glass Container, float, fiberglass, solar panels, displays Strong cash flow generator Long-term contractual positions Construction & Industrial Products Construction, chemical, consumer, environmental, engineered stone Construction driving growth Highly fragmented market Ceramics Sanitaryware & tile applications Housing construction main driver for production growth Coatings & Polymers Industry’s largest portfolio of minerals serving architectural paints, industrial coatings, adhesives, plastic applications Metals & Castings Wide range of refractory & metallurgical grades Diverse metal casting, molding and core-making applications Unimin financials prepared under IFRS Note: See appendix for additional information on the industrial segment

Shared Values and Global Expertise Sibelco – Long-Term Shareholder Long track record and experience in working with industrial minerals companies to create value Focus on sustainable development and returns as long-term shareholder In-depth knowledge of world markets with global customer relationships Leading technologies in minerals processing with a unique R&D platform Truly global platform & distribution network Vision To be the best global material solutions company: market driven, operationally excellent, with a compelling culture Founded in 1872 Sibelco’s Key Strengths 2016 sales of €2.7Bn Multi-mineral product offering >200 plants in >40 countries ~10,000 employees Belgian, privately owned Sibelco